Exhibit 99.1

Enova Reports Second Quarter 2017 Financial Results

- Total revenue increased 10.1% year over year to $189.9 million, while diluted earnings per share rose 40.0% to $0.35, and adjusted EBITDA grew 18.0% to $41.6 million

- Total loans outstanding grew 13.6% year over year, with near-prime installment loan portfolio balances increasing 23.4% to $299.6 million

CHICAGO, July 27, 2017 /PRNewswire/ -- Enova International (NYSE: ENVA), a leading financial technology company offering consumer and small business loans and financing, today announced financial results for the quarter ended June 30, 2017.

"We are pleased with the progress we are seeing in each of our six growth businesses, which was driven this quarter by continued healthy demand and good credit performance," said David Fisher, Enova's CEO. "We believe our leading competitive position, built on our world class analytics and technology platform, positions us well to execute our focused growth strategy and maintain strong profitability."

Second Quarter 2017 Summary

  Total revenue of $189.9 million in the second quarter of 2017 increased 10.1% from $172.5 million in the second quarter of 2016.
  Gross profit margin was 57.9% in the second quarter of 2017 compared to 62.1% in the second quarter of 2016, driven by stronger growth in the U.S. installment loan and receivables purchase agreements and a higher mix of new customers, which requires higher loan loss provisions.
  Net income of $11.9 million, or $0.35 per diluted share, in the second quarter of 2017 increased from $8.2 million, or $0.25 per diluted share, in the second quarter of 2016. Second quarter 2017 adjusted EBITDA of $41.6 million, a non-GAAP measure, increased from $35.2 million in the second quarter of 2016.
  Second quarter 2017 adjusted earnings per share of $0.41, a non-GAAP measure, increased 46.4% from $0.28 in the second quarter of 2016.

"Our financial results demonstrate the strong operating leverage in our online business model and solid credit performance," said Steve Cunningham, CFO of Enova. "Diluted earnings per share and adjusted EBITDA came in at the high end of our guidance range, driven by efficient marketing and effective operating expense management."

Enova ended the second quarter of 2017 with unrestricted cash and cash equivalents of $46.2 million. As of June 30, 2017, the company had total debt outstanding of $638.7 million, which included $152.0 million outstanding under Enova's $295 million securitization facilities. During the second quarter, Enova generated $66.2 million of cash flow from operations.

Outlook

For the third quarter of 2017, Enova expects total revenue of $200 million to $220 million, GAAP diluted earnings per share of $0.02 to $0.21, adjusted EBITDA of $25 million to $35 million, and adjusted earnings per share of $0.07 to $0.25. For the full year 2017, Enova expects total revenue of $810 million to $860 million, GAAP diluted earnings per share of $0.88 to $1.24, adjusted EBITDA of $145 million to $165 million, and adjusted earnings per share of $1.07 to $1.43.

For information regarding the non-GAAP financial measures discussed in this release, please see "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures" below.

Conference Call

Enova will host a conference call to discuss its results at 4 p.m. Central Time / 5 p.m. Eastern Time today, Thursday, July 27th. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com, along with the company's earnings press release and supplemental financial information. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to be joined to the Enova International call. A replay of the conference call will be available until August 10, 2017, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-344-7529 (1-412-317-0088). The replay access code is 1010-9454.

About Enova

Enova (NYSE: ENVA) is a leading provider of online financial services to non-prime consumers and small businesses, providing access to credit powered by its advanced analytics, innovative technology, and world-class online platform and services. Enova has provided almost five million customers around the globe access to more than $20 billion in loans and financing. The financial technology company has a portfolio of trusted brands serving consumers, including CashNetUSA®, DollarsDirect®, NetCredit®, On Stride Financial®, Pounds to Pocket®, QuickQuid® and Simplic®; two brands serving small businesses, Headway Capital® and The Business Backer®; and offers online lending platform services to lenders. Through its Enova Decisions™ brand, it also delivers on-demand decision-making technology and real-time predictive analytics services to clients. You can learn more about the company and its brands at www.enova.com.

Cautionary Statement Concerning Forward Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Measures
In addition to the financial information prepared in conformity with generally accepted accounting principles, or GAAP, Enova provides historical non-GAAP financial information. Management believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables
Enova has provided combined loans and finance receivables, which is a non-GAAP measure. Enova also reports allowances and liabilities for estimated losses on loans and finance receivables individually and on a combined basis, which are GAAP measures that are included in Enova's financial statements. Management believes these measures provide investors with important information needed to evaluate the magnitude of potential cost of revenue and the opportunity for revenue performance of the loan and finance receivables portfolio on an aggregate basis. Management believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the residual amount on Enova's balance sheet since both revenue and the cost of revenue for loans and finance receivables are impacted by the aggregate amount of loans and finance receivables owned by Enova and those guaranteed by Enova as reflected in its financial statements.

Adjusted Earnings and Adjusted Earnings Per Share
In addition to reporting financial results in accordance with GAAP, Enova has provided adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which provides a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as the Adjusted Earnings Measures, to assess operating performance and that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the adjustments shown below are useful to investors in order to allow them to compare Enova's financial results during the periods shown without the effect of certain expense items.

Adjusted EBITDA
Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, and stock-based compensation, and Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management believes Adjusted EBITDA and Adjusted EBITDA margin are used by investors to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Adjusted EBITDA and Adjusted EBITDA margin are also useful to investors to help assess Enova's estimated enterprise value. The computation of Adjusted EBITDA and Adjusted EBITDA margin as presented below may differ from the computation of similarly-titled measures provided by other companies.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except per share data)
(Unaudited)

	June 30,		December 31,
	2017	2016	2016
Assets
Cash and cash equivalents	$46,209	$39,167	$39,934
Restricted cash and cash equivalents (includes restricted cash of consolidated VIEs of $19,119, $13,930 and $19,468 as of June 30, 2017 and 2016 and December 31, 2016, respectively)	26,636	34,601	26,306
Loans and finance receivables, net (includes loans of consolidated VIEs of $240,444, $155,313 and $234,497 and allowance for losses of $17,072, $13,024 and $17,731 as of June 30, 2017 and 2016 and December 31, 2016, respectively)	563,996	489,990	561,550
Income taxes receivable	13,410	—	—
Other receivables and prepaid expenses	22,006	18,468	19,524
Property and equipment, net	44,329	47,206	47,100
Goodwill	267,012	267,013	267,010
Intangible assets, net	4,865	5,946	5,404
Other assets	13,406	8,478	11,051
Total assets	$1,001,869	$910,869	$977,879
Liabilities and Stockholders' Equity
Accounts payable and accrued expenses	$62,799	$75,175	$71,671
Income taxes currently payable	—	2,912	282
Deferred tax liabilities, net	25,753	19,677	14,316
Long-term debt (includes long-term debt of consolidated VIEs of $151,987, $106,846 and $165,419 and debt issuance costs of $1,054, $2,948 and $1,869, as of June 30, 2017 and 2016 and December 31, 2016, respectively)	638,749	588,824	649,911
Total liabilities	727,301	686,588	736,180
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value, 250,000,000 shares authorized, 33,752,662, 33,236,539 and 33,364,525 shares issued and 33,635,215, 33,197,558 and 33,293,100 outstanding as of June 30, 2017 and 2016 and December 31, 2016, respectively	—	—	—
Preferred stock, $0.00001 par value, 25,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid in capital	23,753	14,073	18,446
Retained earnings	261,180	218,904	235,455
Accumulated other comprehensive loss	(9,069)	(8,447)	(11,578)
Treasury stock, at cost (117,447, 38,981 and 71,425 shares as of June 30, 2017 and 2016 and December 31, 2016, respectively)	(1,296)	(249)	(624)
Total stockholders' equity	274,568	224,281	241,699
Total liabilities and stockholders' equity	$1,001,869	$910,869	$977,879

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Revenue	$189,904	$172,535	$382,167	$347,188
Cost of Revenue	79,862	65,453	161,746	135,030
Gross Profit	110,042	107,082	220,421	212,158
Expenses
Marketing	23,410	25,597	42,993	46,778
Operations and technology	21,818	20,935	45,349	41,069
General and administrative	26,245	27,515	51,941	55,440
Depreciation and amortization	3,366	4,228	6,863	8,215
Total Expenses	74,839	78,275	147,146	151,502
Income from Operations	35,203	28,807	73,275	60,656
Interest expense, net	(17,012)	(16,026)	(34,234)	(31,941)
Foreign currency transaction gain	62	471	289	2,039
Income before Income Taxes	18,253	13,252	39,330	30,754
Provision for income taxes	6,380	5,064	13,605	12,703
Net Income	$11,873	$8,188	$25,725	$18,051
Earnings Per Share:
Earnings per common share:
Basic	$0.35	$0.25	$0.77	$0.54
Diluted	$0.35	$0.25	$0.75	$0.54
Weighted average common shares outstanding:
Basic	33,553	33,175	33,463	33,159
Diluted	34,125	33,335	34,081	33,261

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
(dollars in thousands)
(Unaudited)

	Six Months Ended June 30,
	2017	2016
Cash flows provided by operating activities	$186,058	$180,507
Cash flows used in investing activities
Loans and finance receivables	(164,731)	(190,184)
Change in restricted cash	13	(27,935)
Property and equipment additions	(5,301)	(7,649)
Other investing activities	1,482	95
Total cash flows used in investing activities	(168,537)	(225,673)
Cash flows (used in) provided by financing activities	(15,900)	45,113
Effect of exchange rates on cash	4,654	(2,846)
Net increase (decrease) in cash and cash equivalents	6,275	(2,899)
Cash and cash equivalents at beginning of year	39,934	42,066
Cash and cash equivalents at end of period	$46,209	$39,167

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES
GEOGRAPHIC INFORMATION
(dollars in thousands)

The following tables present information on Enova's domestic and international operations for the three and six months ended June 30, 2017 and 2016.

	Three Months Ended June 30,
	2017	2016	$ Change	% Change
Domestic:
Revenue	$158,073	$140,342	$17,731	12.6%
Cost of revenue	67,393	57,752	9,641	16.7
Gross profit	$90,680	$82,590	$8,090	9.8
Gross profit margin	57.4%	58.8%	(1.4)%	(2.4)%
International:
Revenue	$31,831	$32,193	$(362)	(1.1)%
Cost of revenue	12,469	7,701	4,768	61.9
Gross profit	$19,362	$24,492	$(5,130)	(20.9)
Gross profit margin	60.8%	76.1%	(15.3)%	(20.1)%
Total:
Revenue	$189,904	$172,535	$17,369	10.1%
Cost of revenue	79,862	65,453	14,409	22.0
Gross profit	$110,042	$107,082	$2,960	2.8
Gross profit margin	57.9%	62.1%	(4.2)%	(6.8)%

	Six Months Ended June 30,
	2017	2016	$ Change	% Change
Domestic:
Revenue	$322,742	$283,770	$38,972	13.7%
Cost of revenue	138,042	118,208	19,834	16.8
Gross profit	$184,700	$165,562	$19,138	11.6
Gross profit margin	57.2%	58.3%	(1.1)%	(1.9)%
International:
Revenue	$59,425	$63,418	$(3,993)	(6.3)%
Cost of revenue	23,704	16,822	6,882	40.9
Gross profit	$35,721	$46,596	$(10,875)	(23.3)
Gross profit margin	60.1%	73.5%	(13.4)%	(18.2)%
Total:
Revenue	$382,167	$347,188	$34,979	10.1%
Cost of revenue	161,746	135,030	26,716	19.8
Gross profit	$220,421	$212,158	$8,263	3.9
Gross profit margin	57.7%	61.1%	(3.4)%	(5.6)%

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES
LOANS AND FINANCE RECEIVABLES FINANCIAL AND OPERATING DATA
(dollars in thousands)

The following table shows loans and finance receivables and related loan loss activity, which is based on loan and finance receivable balances, for the three months ended June 30, 2017 and 2016.

Three Months Ended June 30,	2017	2016	Change
Cost of revenue	$79,862	$65,453	$14,409
Charge-offs (net of recoveries)	78,768	58,558	20,210
Average combined loans and finance receivables, gross:
Company owned(a)	619,699	522,099	97,600
Guaranteed by Enova(a)(b)	24,999	27,537	(2,538)
Average combined loans and finance receivables, gross (a)(c)	$644,698	$549,636	$95,062
Ending combined loans and finance receivables, gross:
Company owned	$647,835	$563,810	$84,025
Guaranteed by Enova(b)	28,013	31,227	(3,214)
Ending combined loans and finance receivables, gross (c)	$675,848	$595,037	$80,811
Ending allowance and liability for losses	$85,780	$75,653	$10,127
Combined originations (d)	$512,546	$516,099	$(3,553)

Loans and finance receivables ratios:
Cost of revenue as a % of average combined loans and finance receivables, gross(a)(c)	12.4%	11.9%	0.5%
Charge-offs (net of recoveries) as a % of average combined loans and finance receivables, gross(a)(c)	12.2%	10.7%	1.5%
Gross profit margin	57.9%	62.1%	(4.2)%
Allowance and liability for losses as a % of combined loans and finance receivables, gross(c)(e)	12.7%	12.7%	—%
__________________
(a)	The average combined loans and finance receivables, gross, is the average of the month-end balances during the period.
(b)	Represents loans originated by third-party lenders through the credit services organization (or CSO) programs, which are not included in Enova's financial statements.
(c)	Non-GAAP measure. See the above discussion for additional information regarding combined loans and finance receivables.
(d)

Represents loans and finance receivables originated by Enova and third-party lenders (including through the CSO programs) and includes renewals of existing origination agreements to customers in good standing. The disclosure is statistical data that is not included in Enova's financial statements.

(e)	Allowance and liability for losses as a percentage of combined loans and finance receivables, gross, is determined using period-end balances.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(dollars in thousands, except per share data)

Adjusted Earnings Measures

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net Income	$11,873	$8,188	$25,725	$18,051
Adjustments:
Intangible asset amortization	271	276	542	596
Stock-based compensation expense	2,987	2,181	5,307	4,149
Foreign currency transaction gain	(62)	(471)	(289)	(2,039)
Cumulative tax effect of adjustments	(1,113)	(803)	(1,923)	(1,118)

Adjusted earnings	$13,956	$9,371	$29,362	$19,639

Diluted earnings per share	$0.35	$0.25	$0.75	$0.54

Adjusted earnings per share	$0.41	$0.28	$0.86	$0.59

Adjusted EBITDA

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net Income	$11,873	$8,188	$25,725	$18,051
Depreciation and amortization expenses	3,366	4,228	6,863	8,215
Interest expense, net	17,012	16,026	34,234	31,941
Foreign currency transaction gain	(62)	(471)	(289)	(2,039)
Provision for income taxes	6,380	5,064	13,605	12,703
Stock-based compensation expense	2,987	2,181	5,307	4,149

Adjusted EBITDA	$41,556	$35,216	$85,445	$73,020

Adjusted EBITDA margin calculated as follows:
Total Revenue	$189,904	$172,535	$382,167	$347,188
Adjusted EBITDA	41,556	35,216	85,445	73,020
Adjusted EBITDA as a percentage of total revenue	21.9%	20.4%	22.4%	21.0%

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(dollars in thousands)

Estimated Adjusted EBITDA For 2017

The following tables reconcile estimated Income from operations to Adjusted EBITDA, a non-GAAP measure:

	Estimated Results
	Three Months Ended September 30, 2017
	Low	High
	Unaudited
Income from operations	18,000	28,000
Depreciation and amortization	4,000	4,000
Stock-based compensation expense	3,000	3,000
Adjusted EBITDA	$25,000	$35,000

	Estimated Results
	Year Ended December 31, 2017
	Low	High
	Unaudited
Income from operations	$119,000	$139,000
Depreciation and amortization	15,000	15,000
Stock-based compensation expense	11,000	11,000
Adjusted EBITDA	$145,000	$165,000

CONTACT: Public Relations Contact: Caroline Vasquez, Email: media@enova.com or Investor Relations Contact: Monica Gould, Office: (212) 871-3927, Email: IR@enova.com; or Lindsay Savarese, Office: (212) 331-8417, Email: IR@enova.com